SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K/A

AMENDMENT NO. 1 TO CURRENT REPORT

Pursuant to Section 13 and 15(d) of the
Securities Exchange Act of 1943





BROWN & SHARPE MANUFACTURING COMPANY
(Exact name of Registrant as specified in its charter)


DELAWARE                           1-5881             050113140
(State or other jurisdiction of   (Commission        (I.R.S. Employer
 incorporation of organization)    File Number)       Identification No.)

Precision Park, 200 Frenchtown Road, North Kingstown, Rhode Island 02852 (Address of principal executive offices and zip code)

Registrant's telephone number, including area code    401-886-2000


	The registrant hereby amends Items 2 and 7 of its Current Report on Form 8-K (Date of Report: May 16, 1994) to read in their respective entireties as set forth in the pages attached hereto.









Page 1 of  35  Pages

Item 2. Acquisition or Disposition of Assets

	Brown & Sharpe Manufacturing Company through its subsidiary Brown & Sharpe International Capital Corporation purchased, on March 24, 1994, the stock of the French company Ets. Pierre Roch, S.A. (Roch) and its German affiliate company, Mauser Prazisions - Messmittel GmbH, which together manufacture and market micrometers, calipers, height gages, digital indicators, and other similar precision measuring instrument products. The business is headquartered in Luneville, France which is its sole manufacturing site. The German operation is a sales office. These operations were purchased from Diehl GmbH & Co. of Nurnberg, Germany ("Diehl"). The Company intends to continue using the acquired assets in businesses in which they have been previously used.

	The purchase price was delivery to Diehl of 175,000 shares of Brown & Sharpe Class A Common Stock, subject to certain post closing adjustments and granting Diehl the right to receive additional 50,000 shares of such stock in the event the Company's Class A Common Stock attains a market price of $15 or more per share for a total of 30 days or more during any twelve month period
within the five years following the purchase.   The purchase price was
determined through negotiation by the parties subject to adjustment based on specified closing balance sheet changes. Roch entered into a nine year lease agreement to lease the Luneville facility from Societe Immobiliere Lunevilloise S.A.R.L., a subsidiary of Diehl, for about $34,000 annually and has options to purchase the facility during the lease term.

	The acquisition has been accounted for by the purchase method of accounting, and accordingly, the purchase price has been allocated to assets acquired and liabilities assumed based on an estimate of their fair values at the date of acquisition. The book value of the net assets exceeded the purchase price before allocation by approximately $2,100. The estimated fair values of assets and liabilities after allocation are summarized as follows:

	Cash                    $       1,408,000
	Accounts receivable             2,552,000
	Inventory                       3,398,000
	Machinery and equipment           726,000
	Other assets                      259,000
	Accounts payable and accruals   3,175,000
	Pensions                          516,000
	Short-term debt                   867,000
	Long-term debt                  1,250,000

Item 7. Financial Statements, ProForma Financial Information, and Exhibits

(a)     Financial Statements of Business Acquired

This item is amended to include the following:

Roch S.A. --

(i)     Report of Independent Accountants
(ii)    Balance Sheets as of December 31, 1991, 1992 and 1993, and March 31,
       	1993 and 1994 (unaudited)
(iii)   Statements of Income (Loss) for the years ended December 31, 1991,
 							1992, and 1993, and for the quarters ended March 31, 1993 and 1994
							 (unaudited)
(iv)    Statements of Cash Flows for the years ended December 31, 1991, 1992,
       	and 1993, and for the quarters ended March 31, 1993 and 1994 (unaudited)
(v)     Notes to Financial Statements

Mauser Praizionsmessmittel --

(i)     Report of Independent Accountants
(ii)    Balance Sheet as of December 31, 1992 and 1993
(iii) Statements of Income (Loss) for the period September 1, 1992 through December 31, 1992, for the year ended December 31, 1993, and for the quarter ended March 31, 1994 (unaudited)
(iv) Statements of Cash Flows for the period September 1, 1992 through December 31, 1992, for the year ended December 31, 1993, and for the quarter ended March 31, 1994 (unaudited)
(v)     Notes to Financial Statements


(b)     Pro Forma Financial Information

This item is amended to include the following:

(i) Unaudited ProForma Combined Income Statements for the quarter ended April 2, 1994
(ii) Unaudited ProForma Combined Income Statements for the year ended December 25, 1993

(c)     Exhibits

The Share Purchase and Transfer Agreement dated March 24, 1994, by and between Diehl GmbH & Co., a German company, and Brown & Sharpe Manufacturing Company and Brown & Sharpe International Capital Corporation, both Delaware corporations was submitted as an exhibit to Form 8-K filed on May 16, 1994. Except for Exhibit 13.3.1 to the foregoing Agreement, a Commercial Lease Agreement proposed to be entered into between Societe Immobiliere Lunevilloise S.A.R.L., a subsidiary of Diehl, and Ets. Pierre Roch S.A. as part of the transaction, no additional schedules or exhibits to the foregoing exhibit were filed, but are referred to in the schedule list included in the exhibit. A copy of such schedules will be furnished supplementally to the Commission by the registrant upon request.

KURT SCHLOTTHAUER
DOCTEUR ES SCIENCES ECONOMIQUES
WIRTSCHAFTSPRUFER
EXPERT COMPTABLE DIPLOME
COMMISSAIRE AUX COMPTES INSCRIT
155, boulevard Haussmann
75008 PARIS
Tel. (1) 43.59.33.88
Telex 643 348 F
Telecopie (1) 45.63.93.59


                                        						  To the General Meeting
                                        						  ETABLISSEMENTS PIERRE ROCH
                                        						  societe anonyme
                                        						  Luneville - France


                                        						  Paris, May 10th, 1994

Dears Misters,

In performing the duties entrusted to me by your General meeting of June 14th 1989, I hereby present my audit report concerning:

*       the audited balance sheet of Roch S.A. as of December 31, 1991, 1992,
       	and 1993, and the audited statements of income (loss) and of cash flows
	       for each of the three years ended December 31, 1991, 1992, and 1993.

* specific controls and information required by law, relative to the accounting periods ended December 31, 1991, 1992, and 1993.


I. OPINION ON THE FINANCIAL STATEMENTS

In accordance with professional accounting and auditing standards, generally accepted in the United States, I hereby certify that the financial statements are accurate, honest and that they present a true and fair view of the results of the Company's operations and of its financial situation at the end of these accounting period, in conformity with U.S. generally accepted accounting principles.

Auditor



Kurt Schlotthauer

ROCH S.A.
Balance Sheet
At December 31, 1991; December 31, 1992; December 31, 1993; March 31, 1993;
and March 31, 1994
(French Francs in thousands, U.S. Dollars in thousands)



				                                 1991       1992       1993        1993
ASSETS
Current assets:
Cash and cash equivalents           FF 563       FF 129     FF  86      $ 15
Accounts receivable, net of
  allowance for doubtful debts      17,010       19,048     11,804     2,032
Other receivables                    1,390        6,335      1,217       210
Inventories                         28,390       26,331     22,838     3,932
Other current assets                   --           --        --         --
			                                --------      --------   --------   -------
Total current assets                47,353       51,843     35,945     6,189
Non current assets:
Property, plant and equipment,
  net of accumulated depreciation    6,037        4,793      5,574       959
Other assets and deferred charges    1,217          861      1,522       261
                            				  ---------     --------   --------   -------
Total non-current assets             7,254        5,654      7,096     1,222
                            				  ---------     --------   --------   --------
Total assets                    FF  54,606    FF 57,496  FF 43,042  $  7,409
                            				  =========     ========   ========   ========
LIABILITIES AND
  STOCKHOLDERS EQUITY
Current liabilities:
Borrowings and current
  maturities of debt           FF   21,258    FF 24,310  FF 15,891  $  2,736
Accounts payable                     5,082        5,076      4,242       730
Other payables                       2,747        2,123      1,785       307
Accrued expenses and
  other liabilities                  8,725        7,645      7,161     1,233
                            				   --------     --------   --------   -------
Total current liabilities           37,812       39,154     29,079     5,006
Non current liabilities:
Long term debt                       3,164        2,970      7,266     1,251
Retirement indemnities               3,000        3,000      3,000       516
                            				   --------     --------   --------   -------
Total liabilities                   43,976       45,125     39,345     6,772

STOCKHOLDERS' EQUITY
Stock                               11,750       11,750     11,750     2,023
Additional Paid in Capital
Earnings employed in the business      941       (2,643)    (1,013)     (174)
Current period earnings             (2,883)       1,716     (8,783)   (1,512)
Reserves                               822        1,548      1,743       299
Currency translation                   --           --         --        --
                            				   --------     --------   --------   -------
Total Shareholders' equity          10,630       12,371      3,697       636
                            				   --------     --------   --------   -------
Total liabilities and equity     FF 54,606    FF 57,496  FF 43,042   $ 7,409
                            				   ========     ========   ========   =======

                                 				    1993         1994          1994
                                                  (Unaudited)
ASSETS
Current assets:
Cash and cash equivalents                FF   140      FF  171        $  30
Accounts receivable, net of
  allowance for doubtful debts             16,373       13,834        2,382
Other receivables                           4,804        2,497          430
Inventories                                26,612       21,955        3,781
Other current assets                          --           --           --
					                                     --------     --------      -------
Total current assets                       47,929       38,457        6,623
Non current assets:
Property, plant and equipment,
  net of accumulated depreciation           4,931        4,064          700
Other assets and deferred charges           1,538        1,736          299
                                    				  --------     --------      -------
Total non-current assets                    6,469        5,800          999
                                    					  --------     --------     --------
Total assets                           FF  54,398   FF  44,258      $ 7,623
                                    					  ========     ========     ========
LIABILITIES AND
  STOCKHOLDERS EQUITY
Current liabilities:
Borrowings and current
  maturities of debt                   FF  19,988   FF  19,060      $ 3,282
Accounts payable                            4,935        3,814          657
Other payables                              4,307        3,814          656
Accrued expenses and
  other liabilities                         6,329        5,952        1,024
					                                     --------     --------      -------
Total current liabilities                  35,559       32,640        5,619
Non current liabilities:
Long term debt                              5,162        7,267        1,251
Retirement indemnities                      3,000        3,000          516
                                    				  --------     --------      -------
Total liabilities                          43,722       42,907        7,386

STOCKHOLDERS' EQUITY
Stock                                      11,750       11,750        2,023
Additional Paid in Capital
Earnings employed in the business            (927)      (9,796)      (1,686)
Current period earnings                    (1,695)      (2,347)        (404)
Reserves                                    1,548        1,743          299
Currency translation                          --           --            --
                                    					  --------     --------      -------
Total Shareholders' equity                 10,676        1,350          232
                                     				  --------     --------      -------
Total liabilities and equity           FF  54,398    FF 44,258      $ 7,618
                                       		  ========     ========     ========


The convenience translation into U.S. Dollars has been made using the exchange rate of 5.81 French
Francs to U.S. $1.

See notes to financial statements.


ROCH S.A.
Statement of Income (Loss)
For the Years Ended December 31, 1991; December 31, 1992; December 31, 1993; and Quarters Ended March 31, 1993 and March 31, 1994
(French Francs in thousands, U.S. Dollars in thousands)

                                          						 For the Years
                           				    1991        1992        1993       1993

Net sales                    FF   97,771   FF  79,072   FF  57,311  $ 9,868

Operating costs:
Cost of products sold             55,245       42,683       32,752    5,639
Selling, general and
  administration                  42,215       36,135       30,394    5,233
Restructuring costs                  --           --           --       --
Depreciation and amortization      1,106          504          203       34
                            				 --------     --------     --------  -------
Total operating costs             98,566       79,322       63,349   10,906

Operating (loss) income             (795)        (250)      (6,038)  (1,038)

Interest expense, net             (3,672)      (3,139)      (2,590)    (447)
Other (expenses) income, net       1,584        5,105         (155)     (27)
                            				 --------     --------     --------  -------
Net loss                      FF  (2,883)    FF 1,716    FF (8,783) $(1,512)
                            				 =========    ========     ========  ========



                                       						For the Quarters
                           				       1993        1994        1994
                                               (Unaudited)

Net sales                         FF  16,757   FF  15,753   $  2,713

Operating costs:
Cost of products sold                  8,873        8,481      1,461
Selling, general and
  administration                       8,296        8,196      1,411
Restructuring costs                      --           --         --
Depreciation and amortization            320          840        145
                               	     --------     --------    -------
Total operating costs                 17,489       17,517      3,017

Operating (loss) income                 (732)      (1,764)      (304)

Interest expense, net                   (981)        (632)      (108)
Other (expenses) income, net              17           49          9
                            				      --------     --------    -------
Net loss                          FF  (1,695)   FF (2,347)   $  (403)
				                                  ========     ========    =======


The convenience translation into U.S. Dollars has been made using the exchange rate of 5.81 French
Francs to U.S. $1.

See notes to financial statements.


ROCH S.A.
Combined Statements of Cash Flows
For the Years Ended December 31, 1991; December 31, 1992; December 31, 1993; and Quarters Ended March 31, 1993 and March 31, 1994
(French Francs in thousands, U.S. Dollars in thousands)

                                      						     For the Years
                                					 1991       1992       1993     1993

Cash provided by (used in) operations:
  Net loss                       FF  (2,883)  FF  1,716  FF (8,783) $ (1,512)
Adjustments to reconcile net income
  to net cash provided:
  Depreciation and amortization       3,826         245      1,385       238
  Other non cash expenses              (926)     (4,014)      (109)      (19)
  Gain on sale of fixed assets          --          --         (82)      (14)
Changes in working capital -
  (Increase) decrease in:
  accounts receivable                   551       (6,480)    7,355      1,266
  inventories                         1,095        2,597     2,090        360
  other current assets                  357         (460)      612        105
  accounts payable                   (4,759)        (441)    3,109        535
				                                 --------      -------   -------     ------
Net cash used in operating activities(2,739)      (6,837)    5,577        959
                          				      --------      -------   -------     ------
Cash flows from investing activities:
  Fixed assets additions            (2,381)      (1,019)   (1,669)      (287)
  Proceeds from sale of fixed assets 1,036        4,428       162         28
  Other investing activities           138          137        10          2
                         				      --------      -------   -------     ------
Net cash (used in)
  investing activities             (1,207)        3,546    (1,497)      (257)
                         				      --------      -------   -------     ------
Cash flows from financing activities:
  Borrowings and current
  maturities of long term debt      8,246        5,159     2,120        365
  Payment of long term debt        (4,023)      (2,301)   (6,243)    (1,075)
                        				      --------      -------   -------     ------
Net cash provided from
  financing activities              4,223        2,858    (4,123)      (710)
                         			      --------      -------   -------     ------
Effect of exchange rate changes
Cash and cash equivalents -
  Net increase (decrease) in:
  cash and cash equivalents          277         (433)      (43)        (7)
  beginning of period                285          562       129         22
                          		      --------      -------   -------     ------
  end of period                 FF   562     FF   129    FF  86     $   15
                         			      ========      =======   =======     ======
Supplementary cash flow
  information:

Net interest paid               FF  3,021     FF 2,791  FF 2,616    $   450
                                  ========      =======   =======     ======
Income taxes paid               FF  1,440     FF 1,505  FF 1,033    $   178
                       				      ========      =======   =======     ======



                                       						  For the Quarters
                                					    1993        1994         1994
                                                 (Unaudited)

Cash provided by (used in) operations:
  Net loss                           FF  (1,695)  FF (2,347)    $ (404)
Adjustments to reconcile net income
  to net cash provided:
  Depreciation and amortization              60       1,510        260
  Other non cash expenses                    --         --          --
  Gain on sale of fixed assets               --         --          --
Changes in working capital -
  (Increase) decrease in:
  accounts receivable                     4,206      (3,310)      (570)
  inventories                              (281)        883        152
  other current assets                       --          --         --
  accounts payable                          728         394         68
                                 					   -------     -------      ------
Net cash used in operating activities     3,018      (2,870)      (494)
                                 					   -------     -------      ------
Cash flows from investing activities:
  Fixed assets additions                   (198)        --          --
  Proceeds from sale of fixed assets         --         --          --
  Other investing activities               (677)       (214)       (37)
                                 					   -------     -------      ------
Net cash (used in) investing activities    (875)       (214)       (37)
                                 					   -------     -------      ------
Cash flows from financing activities:
  Borrowings and current
  maturities of long term debt              --        3,169        545
  Payment of long term debt              (2,192)        --          --
                                   			   -------     -------      ------
Net cash provided from
  financing activities                   (2,192)      3,169        545
                                 					   -------     -------      ------
Effect of exchange rate changes
Cash and cash equivalents -
  Net increase (decrease) in:
  cash and cash equivalents                  11          85         14
  beginning of period                       129          86         15
                                     	   -------     -------      ------
  end of period                       FF    140    FF   171    $    29
                                 					   =======     =======      ======
Supplementary cash flow
  information:

Net interest paid                     FF    --     FF   --     $    --
                                 					   =======     =======      ======
Income taxes paid                       FF    --     FF   --     $    --
                                  				   =======     =======      ======

The convenience translation into U.S. Dollars has been made using the exchange rate of 5.81 French Francs to U.S. $1.

See notes to financial statements.


ROCH S.A.
Notes to Financial Statements
(French francs in thousands; U.S. Dollars in thousands)

The main difference between French and U.S. results in 1991 consists in the booking of a retirement provision of FF 3,000. This provision is only a commitment in France. So, the French result in 1991 amounts to FF 117; the U.S. one to FF (2,993).The financial statements for the quarters ended March 1993 and March 1994 are unaudited and do not form part of the opinion expressed by the auditors; it is management opinion that they include all adjustments (consisting of only normal recurring adjustments) necessary for a fair presentation of the results of these periods.

I. BALANCE SHEET

I. ASSETS

1.  FIXED ASSETS

See Note No. 1

Depreciation is recorded by the straight-line and the accelerated methods. The depreciation terms are as follows:

                                     						    Years
	Buildings                                    20 - 10
	Machinery and equipment                       5 - 8
	Cars and trucks (straight-line only)          2 - 3
	Office and EDP equipment (straight-line only) 5 - 10



2.  CURRENT ASSETS

 Inventories December 31, 1991

                    			     Gross value   Depreciation  Net value   Net value
Raw materials and
  consumables             FF 8,626     FF  1,772    FF  6,854    $  1,180
Work in progress             4,315           --         4,315         743
Finished goods              13,702         1,487       12,215       2,102
Goods for sale               5,245           905        4,340         747
Payments on account            666            --          666         115
                 			      ---------      --------    ---------   ---------
			                      FF 32,554     FF  4,164    FF 28,390    $  4,886
                  		      =========      ========    =========   =========
 Inventories December 31, 1992

                   			    Gross value   Depreciation  Net value    Net value
Raw materials and
  consumables            FF  7,166     FF  1,767   FF  5,399     $    929
Work in progress             4,769           --        4,769          821
Finished goods              13,818         1,467      12,351        2,126
Goods for sale               3,537           852       2,685          462
Payments on account          1,127           --        1,127          194
                 			      ---------      --------    ---------   ---------
                 			     FF 30,417     FF  4,086   FF 26,331     $  4,532
                 			      =========      ========    =========   =========


Inventories December 31, 1993

                 			     Gross value   Depreciation  Net value    Net value
Raw materials and
  consumables            FF  7,600     FF  2,141   FF  5,459     $    940
Work in progress             2,667            99       2,568          442
Finished goods              14,394         1,732      12,662        2,179
Goods for sale               2,540           664       1,876          323
Advance payments to suppliers  274           --          274           47
                 			      ---------      --------    ---------   ---------
                 			     FF 27,475     FF  4,636   FF 22,839     $  3,931
                 			      =========      ========    =========   =========

Physical inventory count

A physical inventory count took place on December 31st 1993, 1992, and 1991.

Valuation principles

Raw materials and consumables and goods for sale are valued at purchasing cost. Purchasing cost is determined on a "weighted average cost" basis. Indirect purchasing costs amounting to 5 or 3% are also included, according to the geographic origin of the goods concerned.

Work in progress and finished goods are valued at manufacturing cost, which includes:

*       Cost of raw materials and consumables consumed
* Individual and global costs based on an hourly rate applied to the average production time.


Depreciation of inventories December 31, 1991 and 1992

                		  Depreciation  Depreciation  Depreciation  Depreciation
                		     1991         expenses     recoveries       1992
Raw materials and
  consumables      FF 1,772      FF 1,767      FF 1,772      FF 1,767
Finished goods        1,487         1,467         1,487         1,467
Goods for sale          905           852           905           852
              		    --------      --------      --------      --------
              		   FF 4,164      FF 4,086      FF 4,164      FF 4,086
              		    ========      ========      ========      ========

Depreciation of inventories December 31, 1992 and 1993

            		      Deprec-   Deprec-     Deprec-     Deprec-   Deprec-
		                  iation    iation      iation      iation    iation
		                   1992    allowance  recoveries     1993      1993
Raw materials and
consumables        FF 1,767   FF  2,141    FF  1,767   FF 2,141   $  369
Work in progress        --           99          --          99       17
Finished goods        1,467       1,732        1,467      1,732      298
Goods for sale          852         664          852        664      114
             		    --------   ---------    ---------   --------   -------
              		   FF 4,086   FF  4,636    FF  4,086   FF 4,636   $  798
             		    ========   =========    =========   ========   =======

Depreciation principles

The following method is applied to determine the amount of the depreciation of inventories:

                                                       								      Rate of
                                                       								   depreciation

Inventories without movements within a year                            100%
Inventories covering 60 months or more of average consumption           90%
Inventories covering between 36 and 60 months of average consumption    75%
Inventories covering between 24 and 36 months of average consumption    50%
Inventories covering between 12 and 24 months of average consumption    25%

Accounts receivables
- --------------------

Trade debtors

                             				1991         1992         1993         1993
Trade receivables          FF  13,547     FF  13,979   FF 10,988    $  1,891
Short terms notes receivable    3,184          4,808         485          83
Doubtful accounts               2,051          1,904       1,864         321
Gross value                    18,782         20,692      13,337       2,296
Allowance for doubtful accounts 1,771          1,644       1,533         264
                     			     ---------      ---------   ---------    --------
Net value                  FF  17,010     FF  19,048   FF 11,804    $  2,032
                     			     =========      =========   =========    ========

The depreciation of doubtful accounts is recorded without V.A.T., on a net basis.

Other debtors

                           				1991         1992         1993         1993
Advances to employees       FF    35      FF     35    FF   164     $     28
Prepaid V.A.T.                    --            694         355           61
Taxes                          1,128            474         362           62
Other accounts receivable        177            254         299           51
Group companies                   49          4,877          37            6
                     			     --------      ---------    --------     --------
                     			    FF 1,389      FF  6,334    FF 1,217     $    208
                     			     ========      =========    =========    ========

Taxes mainly consist of V.A.T. and state compensation for part time unemployment.


Cash
- ----

                            				1991         1992         1993         1993
Bank accounts               FF   511      FF   89      FF  47        $     8
Petty cash                        52           40          39              7
                      			     --------      -------      ------        -------
                     			    FF   563      FF  129      FF  86        $    15
                       		     ========      =======      ======        =======


Prepaid expenses
- ----------------

They consist of:

                            				1991         1992         1993         1993
Consumables                  FF  140     FF   123      FF  115       $   20
Advertising equipment            562          314          506           87
Price lists                      103           --           --           --
Prepaid lease                     43           91          116           20
Other expenses                    78           82           57           10
                     			      -------      -------       -------      ------
                     			    FF   926     FF   610      FF  794       $  137
                     			      =======      ========      =======      ======

STOCKHOLDERS' EQUITY

Net income appropriation December 31, 1991:

                            				1990         Plus         Minus        1991
Capital stock              FF  11,750      FF   --       FF  --      FF 11,750
Revaluation reserve               519           --           --            519
Statutory or contractural
  reserves                         --           50           --             50
Long term capital gains reserves   79           --           --             79
Retained earnings              (4,033)       4,974           --            941
Profit and loss account         5,023       (2,883)       5,023         (2,883)
Investment subsidies               36          235           97            174
                      			      --------      -------     --------       --------
                      		   FF  13,374     FF 2,376    FF  5,120      FF 10,630
                     			      ========      =======     ========       ========

Capital stock consists of 235,000 ordinary shares of F 50 each. The shareholders' list is analysed below:

                                          							Number of
                                          							 shares
	Diehl GmbH & Co.                                234,250
	Plachez                                             180
	Marchal                                              61
	Heckel                                               50
	Hederer                                              50
	Hobrecker                                            50
	Niethammer                                           50
	Around 26 people who own less than 50 shares each   309
                                           							-------
                                          							 235,000
                                           						 =======

Net income appropriation December 31, 1992:

                            				1991         Plus         Minus        1992
Capital stock              FF  11,750     FF   --     FF     --    FF 11,750
Revaluation reserve               519          --            --          519
Statutory or contractural reserves 50           5            --           55
Long term capital gains reserves   79         695            --          774
Retained earnings                 941      (2,643)          941       (2,643)
Profit and loss account        (2,883)      1,716        (2,883)       1,716
Investment subsidies              174         138           112          200
                     			      --------     -------      --------    ---------
                      		   FF  10,630     FF  (89)    FF (1,830)   FF 12,371
                     			      ========     =======      ========    =========


Capital stock consists of 235,000 ordinary shares of F 50 each. The shareholders' list is analysed below:

                                          							   Number of
					                                           	    shares
	Diehl GmbH & Co.                                    234,313
	Plachez                                                 180
	Marchal                                                  61
	Heckel                                                   50
	Hederer                                                  50
	Hobrecker                                                50
	Niethammer                                               50
	Around 26 people who own less than 50 shares each       246
                                          							   ---------
							                                              235,000
                                          							   =========
Net income appropriation December 31, 1993:


                          				1992      Plus      Minus       1993       1993
Capital stock             FF  11,750   FF   --    FF   --   FF 11,750  $ 2,022
Revaluation reserve              519        --         --         519       89
Statutory or contractural
  reserves                        55        86         --         141       24
Long term capital gains
  reserves                       774        --         --         774      133
Retained earnings             (2,643)    1,630         --      (1,013)    (174)
Profit and loss account        1,716    (8,783)      1,716     (8,783)  (1,512)
Investment subsidies             200       170          61        309       53
	                     		    ---------  --------     -------   --------  -------
			                       FF  12,371 FF (6,897)   FF 1,777  FF  3,697  $   635
                     			    =========  ========     =======   ========  =======


Capital stock consists of 235,000 ordinary shares of F 50 each. The shareholders' list is analysed below:

                                           							   Number of
							                                               shares
	Diehl GmbH & Co.                                    234,313
	Plachez                                                 180
	Marchal                                                  61
	Heckel                                                   50
	Hederer                                                  50
	Hobrecker                                                50
	Niethammer                                               50
	Around 26 people who own less than 50 shares each       246
                                          							   ---------
							                                              235,000
							                                             =========

       13>

CONTINGENCY AND LOSS PROVISIONS


Contingency provisions            1991        1992         1993         1993
Litigation with staff members   FF  287     FF  135      FF  422      $  73
Dissolution costs of an
  American subsidiary                50          50           50          9
Unrealized foreign exchange loss     67           8           63         11
                            				  ------      ------       ------      -----
                            				FF  404     FF  193      FF  535      $  93
                            				 =======      =======      ======      =====


Loss provisions                   1991        1992         1993         1993
Lay-off compensation           FF   315     FF  124      FF  124      $  21
Product warranty                    580         580          530         91
Major repairs                       700         --           --          --
F.N.E. (tax on elderly
  people lay-off)                   167         --           --          --
                            				 -------      ------       ------      -----
                     			       FF 1,762     FF  704      FF  654      $ 112
                            				 =======      =======      ======      =====


BANK LOANS AND OVERDRAFT

At December 31, 1991, 1992, and 1993, the Company's long term borrowings consisted of the following:

                             				 1991         1992         1993         1993
Lordex 1                      FF   345     FF   230     FF   115      $   20
Lordex 2                           358          187           --          --
Banque Nationale de Paris 1        600          469          326          56
Banque Nationale de Paris 2        900          756          598         103
SNVB                               125           --          422          73
Banque du Credit Mutuel          1,363        1,069          746         128
Accrued interest payable            46           38           16           3
                            				-------      -------      -------      ------
                     			      FF 3,737     FF 2,749     FF 2,223      $  383
                       	       ========      =======      =======      ======

The installments of long term borrowings is described in the note No. 2.

At December 31, 1991, 1992, and 1993, the Company's short term borrowings consisted of the following:

                            				1991         1992         1993          1993
Bank Accounts:
Banque Nationale de Paris   FF  3,037    FF  1,656    FF   452       $    78
Foreign receivables             2,122        2,082       2,216           381
Societe Nanceienne Varin Bernier   20          306           1            --
Societe Nanceienne Varin Bernier   --           --         102            18
Foreign currency account          813          569         327            56
Commerzbank, Paris (DM)           131           --          --            --
Commerzbank, Paris              7,266       15,055       9,659         1,662
Credit du Nord
  foreign receivables             985           --          --            --
Credit du Nord, Paris           2,312          648          --            --
Banque du Credit Mutuel           629          554         525            90
Bayerische Vereinsbank                         208          --            --
Accrued interest payable          206          483         387            67
                     			      --------     --------    --------      --------
                     			    FF 17,521    FF 21,561   FF 13,669      $  2,352
                      		      ========     ========    ========      ========

MISCELLANEOUS DEBTS

                            				1991         1992        1993         1993
Diehl GmbH & Co.
  (current account)         FF  1,468   FF   2,595    FF     --    $    --
Diehl GmbH & Co. (loan)           --           --          1,670        287
Bayerische Vereinsbank          1,196          --          5,113        880
Aprodi                            500          375           375         65
Accrued interest payable          --           --            108         19
                     			      -------     ---------     ---------   --------
                     			    FF  3,164   FF   2,970    FF   7,266   $  1,251
                    			      ========    =========     =========   ========

OTHER CREDITORS

                            				1991         1992        1993         1993
Credit notes               FF     823   FF     725    FF   405     $    70
Unbilled credit notes             166          172         311          54
Fees                              467          427         419          72
Mauser Werke GmbH                  --           69          57          10
Kiehl GmbH & Co. KG               145           87          27           5
Research                          390          205          --          --
Other                             478          285         374          64
                     			     ---------    ---------    --------     -------
                           FF   2,469   FF   1,970    FF 1,593     $   275
                     			     =========    =========    ========     ========

II. PROFIT AND LOSS ACCOUNT
- ---------------------------

A. OPERATING INCOME
- --------------------

1.  Turnover

                            				1991         1992         1993         1993
Sales of goods             FF   29,099    FF  22,894   FF  16,686   $  2,872
Sales of manufactured goods     68,672        56,178       40,625      6,992
                    			      ---------     ---------    ---------   --------
                     			   FF   97,771    FF  79,072   FF  57,311   $  9,864
                    			      =========     =========    =========   ========

2.  Change in finished goods    1991         1992         1993         1993

                   			   FF   (1,723)   FF     571   FF  (1,527)  $   (263)
                     		      =========     =========    =========   ========

3.  Own work capitalized        1991          1992         1993         1993

                    		   FF       22    FF      10    FF    --    $     --
                     	      =========     =========    =========   ========

4.  Subsidies                   1991          1992         1993         1993

                   			   FF      353    FF      --    FF    --    $     --
                   			      =========     =========    =========   ========


5.  Excess depreciation and expense transfer

                            			1991          1992         1993         1993
Depreciation recovery       FF     67    FF            FF  1,040   $    179
Recovery on doubtful
  debts provision                  391        1,268           762        131
Decrease in product warranty       680          580           580        100
Decrease in lay-off compensation    --          293            --         --
Recovery on inventory
  losses provision                  --           77            --         --
Other                              295          137            91         16
                     			      ---------     ---------    ---------   --------
                      		   FF    1,433    FF  2,355     FF  2,473   $    426
                     			      =========     =========    =========   ========

6.  Other operating income      1991          1992         1993         1993

                     			  FF     1,160    FF    786     FF    853   $    147
                    			      =========     =========    =========   ========

This income represents the invoicing of freight, supplies, and rents.

B. OPERATING EXPENSES

1.  Cost of purchased merchandise     1991        1992        1993      1993
                           			   	FF 18,273   FF  12,338   FF  9,376  $ 1,614
                           				   =========     =========    =======  =======

The merchandises consist in manufactured goods bought in foreign countries.

2.  Change in goods inventory         1991        1992        1993      1993

                           				FF     (364)  FF   1,708   FF    997  $   172
                          				    =========     =========    =======  =======

3.  Cost of raw materials, consumables, and supplies
                                 				1991         1992        1993       1993

                        		    FF   13,925   FF   9,912   FF  7,273   $  1,252
                       			      =========     =========    =========   ========

4.  Change in raw materials inventory and other supplies expenses
	                               		 	1991         1992         1993       1993

	                            FF     (265)  FF   1,459   FF   (434)  $    (75)
                       		       =========     =========    =========   ========


5.  Other purchases and external charges

                              				1991         1992         1993       1993
Energy expenses            FF   1,239    FF   1,090    FF   959     $   165
Supplies and minor equipment    1,308           817         740         127
Packaging                         302           302         239          41
Office supplies                   320           295         196          34
Cost of purchased service       4,782         2,955       3,997         688
Maintenance and repairs           775           550         516          89
Leasing                         1,861         1,499       1,275         219
Insurance premium                 488           469         321          55
Research studies                1,079         1,095         306          53
Outside and temporary employees   203           286          45           8
Sundry expenses                 1,467           896         493          85
Fees                              724           780         509          88
Advertising expenses            2,140         1,484         788         136
Purchases freight costs           549           454         289          50
Sales freight costs             1,847         1,696       1,372         236
Travelling expenses               983           804         508          87
Telephone expenses                907           922         566          97
Dues                              259           124          48           8
Bank fees                         151           157         144          25
Other                             208           125          99          17
Company's fees                    764            --          --          --
                      			    ----------      --------   --------    ---------
                       	  FF   22,356     FF 16,800  FF  13,410   $   2,308
                      			    ==========      ========   ========    =========

6.  Taxes and similar expenses

                            				1991         1992       1993         1993
Employment tax in France to enhance
  continuing education      FF   558     FF    315   FF    314    $    54
Social construction tax           --            --          12          2
Employment tax in France
  for training                    39            39          36          6
Tax on corporate cars             81            --         954        164
Business use tax               1,359         1,430          80         14
Real estate tax                   81            75          --         --
Tax stamps                         6             1          --         --
Local construction tax          (137)            8          89         15
ORGANIC (Social security
   compensating tax)              94            77          59         10
Sundry taxes                      30           152          27          5
                     			      -------     ---------    --------    -------
                     			    FF 2,111    FF   2,097   FF  1,571    $   270
                     			      =======     =========    ========    ========

7.  Wages and salaries

                            				1991          1992        1993        1993
Gross wages                FF   8,237     FF  7,678   FF   6,258   $  1,077
Vacation expenses for workers   1,372         1,202        1,019        175
Wages premium and
  bonus for workers             1,770         1,861        1,755        302
Compensation                   10,059         9,019        8,550      1,472
Independant salesmen provisions 2,132         1,810          924        159
Vacation expenses for employees   855           723          496         85
Wages premium and
  bonus for employees           1,315         1,372        1,123        193
Lay-off compensation            1,115           638          204         35
Other expenses                    131            58           79         14
Independant salesmen provisions    48            --           --         --
                     			     ---------      --------    ---------    --------
                     			   FF  27,034     FF 24,361   FF  20,408   $   3,512
                     			     =========     =========    =========    ========

8.  Social Security and pension expenses

                            				1991         1992         1993         1993
Social Security
  charges in France        FF   9,283     FF  8,985   FF  8,110    $   1,396
Social Security
  charges in Oberndorf            413           360         --           --
Personnel committee fees          313           272         250           43
Medical labor charges              60            58          57           10
                      			      -------       ---------   --------    ---------
                       	    FF 10,069     FF  9,675   FF  8,417   $    1,449
                     			      ========      =========   ========    =========

9.  Fixed assets depreciation
    allowance                   1991         1992         1993         1993
                      			   FF   2,240     FF   1,718   FF  1,425   $     245
                     			      ========      =========   ========    =========



10.  Depreciation on
     current assets expenses    1991         1992         1993        1993
                    			   FF     300     FF  1,142    FF  1,251   $    215
                   			      ========      =========   ========    =========


At December 31, 1993, the depreciation on current assets consisted of the following:

                                   					      1993                1993
Doubtful accounts                        FF      651           $     112
Depreciation of inventories                      550                  95
Depreciation of other debtors                     50                   9
                                   					     --------            ---------
                                     			 FF    1,251           $     216
                                  					     =========           =========

11.  Depreciation on contingency and loss provisions

                             				1991         1992        1993         1993
Product warranty             FF   580     FF   580     FF  530       $   91
Lay-off compensation               --           --         212           36
                     			      --------     --------     -------       ------
                      		    FF    580     FF   580     FF  742       $  127
                     			      ========     ========     =======       ======

12.  Other operating expenses

                           				1991         1992         1993         1993
Loss on doubtful debts      FF    278     FF  1,029    FF  457       $   79
Retirement Indemnities          3,000            --         --           --
Directors' fees                    34            33         35            6
License fees                       33            33        112           19
Other expenses                    222           158        110           19
                     			      --------      --------     ------        -----
                     			    FF  3,567     FF  1,253    FF  714       $  123
                    			      =========     ========     ======        =====

C. INTEREST, DIVIDENDS, AND OTHER FINANCIAL INCOME
- ---------------------------------------------------

1.  Interest and other income   1991         1992         1993         1993
                     			     FF   198     FF   209     FF   175     $   30
                          				=======     ========      ======       =====

2.  Excess provisions charged   1991         1992         1993         1993
                       		    FF    159     FF    67     FF     8     $   1
                          				=======     ========      ======       =====

This line item recorded the recovery on unrealized foreign currency losses booked in 1991, 1992, and 1993.

3.  Foreign exchange gains      1991         1992         1993         1993
                      			    FF   137      FF    69      FF 119     $   20
                    			       =======     ========       ======       =====

This line item recorded the foreign currency gains realized during 1991, 1992, and 1993.


D.  INTEREST AND OTHER FINANCIAL CHARGES
- ----------------------------------------

1.  Financial provisions        1991         1992         1993         1993
	                     		    FF    67      FF     8      FF    63    $    11
                    			       =======     ========      ========      =====

This line item recorded the provision on foreign currency losses at December 1991, 1992, and 1993.


2.  Interest and other financial charges

                            				1991          1992         1993         1993
Bank interest paid          FF  2,517     FF   2,442    FF  2,377   $     409
Discounting of notes              919            537          154          27
Interest paid on loans            504            350          239          41
Sundry expenses                     4              2            5           1
                     			      --------      ---------     --------    --------
                     			    FF  3,944     FF   3,331    FF  2,775   $     478
                     			      ========      =========     ========   =========

3.  Foreign exchange losses     1991          1992         1993         1993
                     			    FF    289     FF     145    FF     53    $      9
                    			       =======      ========      ========       =====

This line item recorded the foreign currency losses realized during 1991, 1992, and 1993.


E. EXTRAORDINARY INCOME
- ------------------------

1.  Extraordinary gains in operations
                            				1991         1992         1993       1993
                      			    FF   113      FF    11      FF  1      $   --
                    			       =======     ========      ======       =====

2.  Proceeds of assets sold and other capital gains

                           				1991         1992         1993          1993
Effect of exchange rate
  changes on the financial
  statements of Oberndorf    FF   91     FF    --      FF    --       $   --
Portion of capital subsidies
  reported as income               6          112            61           10
Proceeds from sales of assets  1,036          356            39            7
Income from the sale
  of the permanent establishment
  in Oberndorf                   --         4,007            --           --
                     			      -------     --------      --------       ------
                     			    FF 1,132    FF  4,475      FF   100       $   17
                     			      =======     ========       ======        =====


                                                            1991        1992
3.  Excess provisions charged
  and expense transfers                                 FF 1,561      FF  926
                                                        =========    ========                         						   =======    =======

F. EXTRAORDINARY EXPENSES
- -------------------------

1.  Extraordinary losses in
    operations                  1991         1992        1993         1993
                      			   FF    353      FF    3      FF    3      $    1
                     			      =======     ========       ======        =====


2.  Book vlaue of assets sold and other capital losses
                           				1991         1992         1993         1993
                       		   FF    81       FF   294     FF   178     $    31
                     			     =======      ========       ======        =====

3.  Extraordinary depreciation and regulated provisions
                           				1991          1992         1993         1993
Lay-off compensation       FF    606      FF    10     FF     75    $     13
                    			      =======      ========       ======        =====

III. COMMITMENTS
- ----------------

1.  Operating lease

See the note 3.

2.  Discounted notes not yet matured

                            				1991         1992         1993         1993
These notes amounted to     FF  3,173      FF  444    FF  4,011      $   690
                    			       =======     ========       ======        =====

ROCH S.A.
LONG TERM DEBTS SCHEDULE
(French Francs in thousands, U.S. Dollars in thousands)

                         				       Term               Interest
Lender                         From       To        Amount    Rate
Lordex 1                     11/01/80    11/15/94  FF 1,150   9.50%
Lordex 2                     01/01/86    07/01/93     1,100   9.75%

Banque Nationale de Paris 1  01/01/91    12/31/95       600   8.75%
Banque Nationale de Paris 2                             900   Pibor+
                                                 							      0.60%

Credit Mutuel Lorraine       07/05/91    12/05/95       750   8.75%
Credit Mutuel Lorraine       07/06/91    12/06/95       750  10.25%

APRODI                                                1,500   8.75%
SNUB                                                    500





		                      Long term debts' evolution           Installment
Lender            12/31/91  Incr.   Refund   12/31/92  <1 Yr. 2-5 Yrs. >5 Yrs.
Lordex 1            FF 345  FF --   FF 115   FF  230
Lordex 2               358     --      170       188

Banque Nationale
  de Paris 1           600     --      131       469
Banque Nationale
  de Paris 2           900     --      144       756


Credit Mutuel Lorraine 681     --      149       532
Credit Mutuel Lorraine 682     --      145       537

APRODI                 125     --      125       --
SNUB                   500     --      125       375

Interest                46     --        8        38
               	      -----  -----    ------   ------
               	  FF 4,237     --  FF 1,113 FF 3,125
              		     ======  =====    =====   =======


ROCH S.A.
LONG TERM DEBTS SCHEDULE
(French Francs in thousands, U.S. Dollars in thousands)


                             				Term                    Interest
Lender                       From        To          Amount    Rate
Lordex 1                     11/01/80    11/15/94   FF 1,150   9.50%
Lordex 2                     01/01/86    07/01/93      1,100   9.75%

Banque Nationale de Paris 1  01/01/91    12/31/95        600   8.75%
Banque Nationale de Paris 2                              900   Pibor+
                                                 							       0.60%

Credit Mutuel Lorraine       07/05/91    12/05/95        750   8.75%
Credit Mutuel Lorraine       07/06/91    12/06/95        750  10.25%

APRODI
SNUB




              		      Long term debts' evolution           Installment
Lender             12/31/92  Incr.   Refund  12/31/93 <1 Yr. 2-5 Yrs. >5 Yrs.
Lordex 1            FF  230  FF --  FF 115    FF 115  FF 115   FF --
Lordex 2                187     --     187       --       --      --

Banque Nationale
  de Paris 1            469     --     143       326     156     170
Banque Nationale
  de Paris 2            756     --     158       598     184     413


Credit Mutuel Lorraine  532     --     162       370     177     193
Credit Mutuel Lorraine  537     --     161       376     163     213

APRODI                  375     --      --       375     125     250
SNUB                    --     450      28       422      84     338

Interest                 38     16      38        16      --      --
                       -----   -----  -----    ------   ------    -----
               	   FF 3,124 FF 466 FF  993  FF 2,598 FF 1,004  FF1,577
              		      =====   =====  ======   ======   ======    =====



                            				  Term              Interest
Lender                       From       To        Amount    Rate
Lordex 1                    11/01/80    11/15/94  $  198      9.50%
Lordex 2                    01/01/86    07/01/93     189      9.75%

Banque Nationale de Paris 1 01/01/91    12/31/95     103      8.75%
Banque Nationale de Paris 2                          155      Pibor+
                                                 							      0.60%

Credit Mutuel Lorraine      07/05/91    12/05/95     129      8.75%
Credit Mutuel Lorraine      07/06/91    12/06/95     129     10.25%

APRODI
SNUB




               		       Long term debts' evolution      Installment
Lender              12/31/92  Incr.  Refund  12/31/93 <1 Yr. 2-5 Yrs. >5 Yrs.
Lordex 1            $  40    $ --   $  20   $  20     $ 20    $ --
Lordex 2               32      --      32      --       --      --

Banque Nationale
  de Paris 1           81      --      25      56       27      29
Banque Nationale
  de Paris 2          130      --      27     103       32      71


Credit Mutuel Lorraine 92      --      28      64       30      33
Credit Mutuel Lorraine 92      --      28      65       28      37

APRODI                 65      --      --      65       22      43
SNUB                   --      77       5      73       14      58

Interest                7       3       7       3       --      --
                     ------   -----   -----   -----   ------   -----
              		   $  539   $  80   $ 172   $ 449   $  173   $ 271
               		    ======   =====   =====   =====   ======   =====

ROCH S.A.
ASSETS SCHEDULE
(French Francs in thousands, U.S. Dollars in thousands)

      				                          Acquisition Costs
             			         12/31/91  Acquisitions  Sales   12/31/92
Concessions, patents,
  similar rights       FF  349       FF  31       FF  --     FF 380
Payments on account         --           --           --         --
                        -------       ------      -------    -------
TANGIBLE ASSETS            349           31           --        380
                        -------       ------      -------    -------
Lands                      656           --           --        656
Buildings                1,450           --           --      1,450
Plant & machinery       16,505          345           66     16,784
Other assets             3,624          109           --      3,733
Cars & trucks              318          154          314        158
Computer &
office equipment         2,333          137          539      1,931
Payment on account          59           34           93         --
                        -------       ------      -------   --------
INTANGIBLE ASSETS       24,946          779        1,011     24,713
                        -------       ------      -------   --------
Other fixed securities       9           --           --          9
Other loans                116           95           --        211
Other investments           76            2           65         13
                       --------      -------      -------   --------
INVESTMENTS                201           97           65        233
                       ---------     -------      -------   --------
FIXED ASSETS        FF  25,495       FF 907     FF 1,077  FF 25,325
                       =========     =======     ========   ========



                        				      Amortization                       Book Value
                    			12/31/91    Allowance    Recovery   12/31/92   12/31/92
Concessions, patents,
  similar rights      FF   317       FF   44      FF  --    FF  361    FF   19
Payments on account         --            --          --         --         --
                       --------       -------      ------    ------     --------
TANGIBLE ASSETS            317            44          --        361         19
                       --------       -------      ------    ------     --------
Lands                      103            --          --        103        554
Buildings                1,408            21          --      1,429         20
Plant & machinery       13,098         1,135          52     14,181      2,603
Other assets             2,500           211          --      2,711      1,022

Cars & trucks              187            83         190         80         77
Computer &
  office equipment       1,612           223         421      1,414        516
Payment on account          --            --          --         --         --
                       ---------      -------      ------   -------    --------
INTANGIBLE ASSETS       18,909         1,674         663     19,918      4,793
                       ---------      -------      ------    ------     ------
Other fixed securities       9            --          --          9          1
Other loans                 --            --          --         --        211
Other investments           --            --          --         --         13
                      --------     ----------     ------   --------   --------
INVESTMENTS                  9            --          --          9        224
                      --------     ---------      ------   --------   --------
FIXED ASSETS         FF 19,234    FF   1,718     FF  663  FF 20,288  FF  5,036
                      ========     =========      ======   ========   ========


                             				  Acquisition Costs
                       12/31/92  Acquisitions  Sales     12/31/93

Concessions, patents,
  similar rights       FF  380       FF   8       FF  --     FF 388
Payments on account         --          342           --        342
                       -------       ------       -------    ------
TANGIBLE ASSETS            380          350           --        730
                       -------       ------       -------    ------
Lands                      656           --           --        656
Buildings                5,183           --           --      5,183
Plant & machinery       16,784        1,138          102     17,820
Cars & trucks              158           78          126        110
Computer &
office equipment         1,931           15          --       1,946
                       -------       ------        ------    ------
INTANGIBLE ASSETS       24,713        1,231          228     25,715
                       -------       ------        ------    ------
Other fixed securities       9           --           --          9
Other loans                211           90           --        301
Other investments           13           --            2         11
                       -------       ------        ------    ------
INVESTMENTS                233           90            2        321
                       -------       ------        ------    ------
FIXED ASSETS        FF  25,325     FF 1,671      FF   230 FF 26,766
                      ========      =======       =======    ======


                             				      Amortization                    Book Value
                     			12/31/92    Allowance    Recovery   12/31/93   12/31/93
Concessions, patents,
  similar rights      FF   361       FF   16      FF  --    FF  377    FF   11
Payments on account         --            --          --         --        342
TANGIBLE ASSETS            361            16          --        377        353

Lands                      103            --          --        103        554
Buildings                4,141           215          --      4,356        827
Plant & machinery       14,181           967        1,142    14,006      3,814
Cars & trucks               81            75           46       110        --
Computer &
  office equipment       1,415           151           --     1,566        380
                       -------     ---------      -------   -------    -------
INTANGIBLE ASSETS       19,921         1,408        1,188    20,141      5,575
                       -------     ---------      -------   -------    -------
Other fixed securities       9            --          --          9          1
Other loans                 --            --          --         --        301
Other investments           --            --          --         --         11
INVESTMENTS                  9            --          --          9        313
                      --------     ---------      -------   --------   --------
FIXED ASSETS         FF 20,291    FF   1,424     FF 1,188  FF 20,527  FF  6,241
                      ========     =========      =======   ========   ========

ROCH S.A.
OPERATING LEASE SCHEDULE
(French Francs in thousands, U.S. Dollars in thousands)

								             Lease
               	  Acquisition   Amortization    Cumulated   Book    rentals
Assets               cost       of the year   amortization value  of the year
Hardware             FF 974       FF 288       FF   685    FF 290   FF 345
Cars                  1,455          404            796       659      490
Total at            --------      -------      --------    ------   ------
 December 31, 1991 FF 2,429       FF 692       FF 1,481    FF 949   FF 835


Hardware             FF 907       FF 170       FF   205    FF 702   FF 169
Cars                  1,995          456          1,130       865      535
Total at           --------       ------       --------  --------   -------
December 31, 1992  FF 2,902       FF 626       FF 1,335  FF 1,567   FF  704


Hardware           FF 1,253       FF  334      FF   474   FF  779   FF  383
Cars                  1,860           406         1,402       458       493
Total at           --------       -------     ---------  --------   -------
December 31, 1993  FF 3,113       FF  740      FF 1,876  FF 1,237   FF  876



Hardware          $    216     $      57      $     82   $   134    $   66
Cars                   320            70           241        79        85
Total at          ---------    ----------     ---------  --------   -------
December 31, 1993 $    536     $     127      $    323   $   213    $  151


<CATION>

                     	 Cumulated    Lease rentals payable
                    			  lease      within   1 to 5   Total     Repurchase
Assets                   rentals    a year   years    amount    price
Hardware               FF  807     FF  267   FF  72  FF   339   FF   14
Cars                       902         566      321       888        35
Total at              --------      -------  ------  --------   -------
 December 31, 1991    FF 1,709     FF  833   FF 393  FF 1,227   FF   49


Hardware              FF   212     FF  280   FF 400  FF   679   FF    1
Cars                     1,287         456      519       974        32
Total at             ----------    -------   ------  --------   -------
December 31, 1992    FF  1,499     FF  736   FF 919  FF 1,653   FF   33


Hardware             FF    546     FF  479   FF 413  FF   892   FF   18
Cars                     2,573         295      185       480        33
Total at             ---------     -------   ------  --------   -------
December 31, 1993    FF  3,119     FF  774   FF 598  FF 1,372   FF   51


Hardware              $     94      $   82   $   71   $   154    $    3
Cars                       443          51       32        83         6
Total at              --------      ------   ------   -------    ------
December 31, 1993     $    537      $  133   $  103   $   237    $    9



Report of Independent Accountants



To the Stockholders and Board of Directors of Mauser Prazisionsmessmittel GmbH:



We have audited the accompanying balance sheets of Mauser Prazisionsmessmittel GmbH as of December 31, 1992 and 1993, and the related statements of income
(loss) and accumulated losses and cash flows for the period September 1, 1992 through December 31, 1992 and for the year ended December 31, 1993. These financial statements are the responsibility of the Company's management.
Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Mauser Prazisionsmessmittel GmbH as of December 31, 1992 and 1993, and the results of its operations and its cash flows for the period September 1, 1992 through December 31, 1992 and for the year ended December 31, 1993, in conformity with generally accepted accounting principles in the United States.

As explained in Note 1 to the financial statements, on March 24, 1994, Brown & Sharpe Manufacturing Company acquired all the common stock of the Company from Diehl GmbH & Co., the Company's parent. The accompanying financial statements do not include any allocation of the purchase price or other adjustments to the Company's historical carrying values of assets and liabilities as a result of this transaction.



                              			     Coopers & Lybrand
                              			     Wirtschaftsprufungsgesellschaft
	                             			     Gesellschaft mit beschrankter Haftung



Munich, Germany
May 31, 1994

Mauser Prazisionsmessmittel GmbH
Balance Sheet
At December 31, 1992 and 1993
(Deutsch Marks in thousands, U.S. Dollars in thousands)

                                         						   1992       1993      1993
ASSETS
Current Assets:
  Cash and cash equivalents (Note 1)            DM    3     DM   2     $   1
  Accounts receivable trade (net of allowances
    of DM 22 in 1992 and
    DM 110 in 1993)                                 614        477       286
    Affiliates                                      696         14         8
    Other                                            12         23        14
  Inventories (Note 1)                              267        195       117
  Prepaid expenses                                   30         14         8
                                          						 -------      -----     -----
Total current assets                              1,622        725       434
                                          						 -------      -----     -----
Machinery and equipment at cost                      34         76        46
Less accumulated depreciation                         8         33        20
                                          						 -------      -----     -----
Machinery and equipment, net                         26         43        26
Goodwill (net of accumulated amortization        -------      -----     -----
  of DM 32 in 1992 and DM 1,043
  in 1993) (Note 1)                               1,111        100        60
                                          						 -------      -----     -----
                                    				     DM   2,759    DM  868    $  520
                                          						 =======      =====     =====
LIABILITIES AND STOCKHOLDER'S EQUITY
Current Liabilities:
  Current portion of long-term debt
  due to parent                              DM     --     DM   25    $   15
  Accounts payable
    Affiliates (Note 2)                           2,686      3,058     1,831
    Other                                           144         30        18
  Accrued and other current liabilities (Note 3)     94        192       109
                                          						 -------     -----     -----
Total current liabilities                         2,924      3,295     1,973
Long-term debt due to parent                     -------     -----     -----
  less current portion (Note 4)                     --          55        33
                                          						  2,924      3,350     2,006
Stockholder's Equity (Deficit):                  -------     -----     -----
  Common stock (Note 5)                              50         50        30
  Accumulated losses                               (215)    (2,532)   (1,516)
                                             			 -------     -----     -----
Total stockholder's equity (deficit)               (165)    (2,482)   (1,486)
Total liabilities and                            -------     -----     -----
  stockholder's equity (deficit)             DM   2,759    DM  868   $   520
                                          						 =======     ======    =====





The convenience translation into U.S. Dollars has been made using the exchange rate in effect at March 31, 1994 of 0.60 Deutsche Marks to U.S. $1.

The accompanying notes are an integral part of the financial statements.


Mauser Prazisionsmessmittel GmbH
Statement of Income (Loss) and Accumulated Losses
For the Period September 1, 1992 through December 31, 1992; Year Ended December 31, 1993; and Quarter Ended March 31, 1994 (Unaudited)
(Deutsch Marks in thousands, U.S. Dollars in thousands)

                            				1992     1993      1993     1994      1994
							                                                      (Unaudited)

Net sales                  DM  2,039  DM  4,398  $  2,634  DM 1,185   $  710
Cost and expenses:
  Cost of goods sold           1,642      3,698     2,214       865      518
  Selling, general and
    administrative expenses      627      1,931     1,157       617      370
  Amortization of goodwill
    (Note 1)                      32      1,010       605         2        1
                     			       ------    -------   -------     -----    -----
Operating loss                  (262)    (2,242)   (1,342)     (299)    (179)
Other income (expense)
  Interest income                 15         27        16        --       --
  Interest expense                --       (118)      (71)       --       --
  Other income, net (Note 2)      15         16        10     2,502    1,498
                     			       ------    -------   -------     -----    -----
Net income(loss)                (232)    (2,317)   (1,387)    2,203    1,319
Retained earnings(accumulated
  losses), beginning of period    17       (215)     (129)   (2,532)  (1,516)
Accumulated losses,            ------    -------   -------     -----    -----
  end of period            DM   (215)  DM (2,532) $(1,516) DM  (329) $  (197)
                     			       ======    =======   =======     =====   ======




The convenience translation into U.S. Dollars has been made using the exchange rate in effect at March
31, 1994 of 0.60 Deutsche Marks to U.S. $1.

The accompanying notes are an integral part of the financial statements.


Mauser Prazisionsmessmittel GmbH
Statement of Cash Flows
For the Period September 1, 1992 through December 31, 1992; Year Ended December 31, 1993; and Quarter Ended March 31, 1994 (Unaudited)
(Deutsch Marks in thousands, U.S. Dollars in thousands)

                           				1992       1993       1993      1994    1994
                                                      								 (Unaudited)
Cash flows from operating activities:
Net income(loss)           DM  (232)   DM (2,317)  $(1,387)  DM 2,203  $ 1,319
Adjustments to reconcile net income
  (loss) to net cash provided by
  (used in) operating activities:
  Forgiveness of accounts payable
    to parent                    --          --        --      (2,495)  (1,494)
  Depreciation and amortization  40        1,036       621          7        4
  Provision for losses on accounts
    receivable                   22           88        53        (67)     (40)
Changes in operating assets and
  liabilities:
  Accounts receivable
      - trade                  (636)          49        29        (32)     (19)
      - affiliates             (625)         682       408        (35)     (21)
      - other                   (12)         (11)       (7)        16       10
  Inventories                  (267)          72        43        (14)      (8)
  Prepaid expenses              (30)          16        10         (7)      (4)
  Accounts payable
      - affiliates            2,685          372       222        454      272
      - other                   144         (114)      (68)        (2)      (1)
  Accrued and other
    current liabilities          91           88        53        280      167
                     			     -------      --------    ------    ------   ------
Net cash provided by (used in)
  operating activities        1,180          (39)      (23)       308      185
                     			     -------      --------    ------    ------   ------
Cash flows from investing activities:
Acquisition of branch assets (1,177)          --        --         --       --
Additions to machinery
  and equipment                  --          (42)      (26)        --       --
                     			     -------      --------    ------    ------   ------
Net cash used in
  investing activities       (1,177)         (42)      (26)        --       --
                     			     -------      --------    ------    ------   ------
Cash flows from financing activities:
Proceeds from borrowings         --           80        48         --       --
                    			     -------      --------    ------    ------   ------
Net cash provided
  by financing activities        --           80        48         --       --
                    			     -------      --------    ------    ------   ------
Net increase (decrease) in cash
  and cash equivalents            3           (1)       (1)       308      185
Cash and cash equivalents,
  beginning of period            --            3         2          2        1
                    			     -------      --------    ------    ------   ------
Cash and cash equivalents,
  end of period             DM    3      DM    2     $   1   DM   310   $  186
                   			     ========     ========    ======    ======   ======



The convenience translation into U.S. Dollars has been made using the exchange rate in effect at March 31, 1994 of 0.60 Deutsche Marks to U.S. $1.

The accompanying notes are an integral part of the financial statements.

Mauser Prazisionsmessmittel GmbH
Notes to Combined Financial Statements
(Deutsch Marks in thousands; U.S. Dollars in thousands)



1.      Business and Summary of Significant Accounting Policies

	Business:

	The Company distributes precision measuring instruments and associated tools throughout Germany.

	Formation of the Company:

	Mauser Prazisionsmessmittel GmbH, a wholly-owned subsidiary of Diehl GmbH & Co. ("Diehl"), was formed from its predecessor company, Elektrosil GmbH. On August 27, 1992, the Company's articles were rewritten in order to effect the change in name and business. With effect from September 1, 1992, the Company acquired certain assets of the former Oberndorf branch of Ets. Pierre Roch S.A., Luneville, France for DM 1,177.

	Consequently, the fiscal periods included in these financial statements are for the period September 1, 1992 to December 31, 1992 and for the year ended December 31, 1993, and for the quarter ended March 31, 1994.


	Sale of the Company:

	On March 24, 1994, Brown & Sharpe Manufacturing Company acquired all
	the common stock of the Company from Diehl.  The financial statments do not include any allocation of the purchase price or other adjustments to the
 Company's historical carrying values of assets and liabilities as a result of this transaction.

	Interim Financial Statements:

	The financial statements for the quarter ended March 31, 1994 and the related notes are unaudited and in the opinion of management, include all adjustments (consisting of only normal recurring adjustments) necessary for a fair presentation of the results of the period. These results are not necessarily indicative of the results to be expected for the entire year.

	Translation of Foreign Currencies:

	The functional currency for the accounts of the Company is the local currency, the Deutschmark (DM). A translation of convenience has been applied in translating the financial statements into US Dollars at the rate prevailing at March 31, 1994, US $1 - DM 1.67. (DM 1 = US $0.60).

	Revenue Recognition:

	Revenue is recognized upon shipment of product.

	Cash and Cash Equivalents:

	The Company considers all debt instruments purchased with an original maturity of three months or less at the time of acquisition to be cash equivalents.

	Inventories:

	Inventories of finished measuring instruments are carried at the lower of average cost or market.

	Machinery and Equipment:

	Machinery and equipment are stated at cost, less accumulated depreciation and amortization. Depreciation is provided using the straight line method over the estimated useful lives of the assets of between two and six years. Depreciation expense was DM 8, DM 25 ($15), and DM 5 ($3) for the period September 1, 1992 through December 31, 1992, the year ended December 31, 1993, and the quarter ended March 31, 1994, respectively.

	Repair and maintenance costs are expensed, while additions and betterments are capitalized. The cost and related accumulated depreciation of assets sold or retired are eliminated from the accounts and any gains or losses are reflected in earnings.

	Goodwill:

	The excess of cost over the fair value of net assets of a purchased business is recorded as goodwill, which is included in intangible assets. In 1993, an adjustment was made to the valuation of goodwill to take account of the adverse development of the business, which had not previously been expected. Consequently, DM 1,010 ($605) was written off in order to revalue the remaining goodwill at DM 100
	($60), which is being amortized on a straight-line basis over 10 years.


	Income Taxes:

	Due to losses in 1992 and 1993, no income taxes are payable. In accordance with Statement of Financial Accounting Standards No. 109, deferred tax assets and liabilities are recognized for the expected future tax consequences of events that have been included in the financial statements or tax returns under the liability method. A valuation allowance is provided for when it is more likely than not that some portion or all of a deferred tax asset will not be realized.

2.      Accounts Payable to Affiliates

	At December 31, the Company owed the following amounts to affiliates (excluding the long-term debt - see Note 4):


                                   						     1992     1993     1993
	Diehl GmbH & Co. Nurnberg, Germany        DM  175  DM 2,414  $ 1,446
	Mauser-Werke Oberndorf, Germany                 5        21       12
	Ets. Pierre Roch S.A., Luneville, France    2,506       623      373
                                     				   -------  --------  ------
                                   						DM  2,686  DM 3,058  $ 1,831
                                  						   =======  ========  ======


	The Company purchases all goods for resale from Ets. Pierre Roch S.A.
	Amounts owed Diehl principally represent net operating expenditures incurred by Diehl on behalf of the Company. During the quarter ended
	March 31, 1994, Diehl forgave all amounts owed to Diehl by the Company.


3.      Accrued and Other Current Liabilities

                                   						    1992      1993      1993
	Due to customer                          DM   46   DM   45   $    27
	Employees                                     --        21        13
	Taxes other than income                       --        18        11
	Compensated absences                          36        14         8
	Miscellaneous accrued expenses                12        84        50
                                    					   -------  --------   ------
                                     				 DM   94   DM  182   $   109
                                   						   =======  ========   ======


4.      Long-term Debt due to Parent

	Long-term debt amounting to DM 80 ($48) is due to the Company's parent, Diehl GmbH & Co., Nurnberg, Germany and bears interest at 7.5% per annum. It is repayable as follows: in 1994, DM 25, 1995, DM 25, and 1996, DM 30.



5.      Common Stock

	As a "GmbH" - form of company incorporated in Germany, the Company's common stock is not divided into individual shares.

6.      Income Taxes

	Due to losses in 1992 and 1993, no income taxes are payable by the Company. At December 31, 1993, a deferred tax asset of DM 1,025
	($614) existed in connection with net German operating loss carryforwards, which do not expire. The Company has provided a valuation allowance in full for this asset due to the uncertainty of realizing the benefit of the loss carryforwards.





ProForma Combined Financial Statements

The following ProForma Combined Income Statements for the quarter ended April 2, 1994 and the year ended December 31, 1993 are unaudited and are based on the Consolidated Financial Statements of Brown & Sharpe, the Financial Statements fo Roch and the Financial Statements of Mauser.

These proforma financial statments have been adjusted to give effect to Roch and Mauser acquisitions as if such acquisitions had occurred on December 27, 1992. The proforma adjustments are based upon available information and certain assumptions that management of Brown & Sharpe believes are reasonable and are described in the notes to the Pro Forma Combined Income Statements. A proforma balance sheet has not been presented as the acquisitions of Roch and Mauser have been reflected in Brown & Sharpe's April 2, 1994 balance sheet filed previously on Form 10-Q.

The Pro Forma Combined Income Statements do not purport to represent what the Company's results of operations would actually have been if the acquisitions of Roch and Mauser had occurred on December 27, 1992 or to project the Company's results of operations for any future period.

UNAUDITED PRO FORMA COMBINED INCOME STATEMENT for the quarter ended April 2, 1994
(U.S. Dollars in thousands)


                     			     Brown &                      ProForma
                     			     Sharpe      Roch    Mauser  Adjustments  ProForma
Operating Data
  Net sales                 $ 36,659   $ 2,713  $  710   $  (518) A      39,564
  Cost of goods sold          25,940     1,481     518      (610) B      27,309
  Selling, general, and
    admin. expense            12,261     1,411     370      (484) C      13,558
  Depreciation and
    amortization                 --        145       1        (1) D         145
                    			     --------   -------  ------    --------     --------
  Operating profit (loss)     (1,542)     (304)   (179)      577         (1,448)
Interest Expense              (1,280)     (108)     --        (7) E      (1,395)
Other Income, net                 48         9    1,498                   1,555
                    			     --------   -------  ------    --------     --------
  Income (loss) before
    income taxes              (2,774)     (403)   1,319      570         (1,288)
  Income tax provision           100                                        100
                     			     --------   -------  ------    --------     --------
    Net income (loss)       $ (2,874)  $  (403) $ 1,319   $  570       $ (1,388)
                      		     ========   =======  ======    ========     ========



UNAUDITED PRO FORMA COMBINED INCOME STATEMENT for the quarter ended December 25, 1993
(U.S. Dollars in thousands)

                      			     Brown &                     ProForma
                      			     Sharpe      Roch    Mauser Adjustments  ProForma
Operating Data
  Net sales                 $157,035   $ 9,868  $ 2,634   $(2,214)A   $ 167,323
  Cost of goods sold         110,841     5,639    2,214    (2,584)B     116,110
  Selling, general, and
    admin. expense            45,474     5,233    1,157    (1,938)C      49,926
  Depreciation and
    amortization                 --         34      605      (605)D          34
		                     	     --------   -------  ------    --------     --------
  Operating profit (loss)        720    (1,038)  (1,342)    2,913         1,253
Interest Expense              (5,100)     (447)     (55)      175 E      (5,427)
Other Income, net              2,764       (27)      10                   2,747
                     			     --------   -------  ------    --------     --------
  Income (loss) before
    income taxes              (1,616)    (1,512) (1,387)    3,088        (1,427)
  Income tax provision           800                                        800
                    			     --------   -------   ------    --------     --------
    Net income (loss)       $ (2,416)  $(1,512) $(1,387)   $ 3,088     $ (2,227)
                    			     ========   =======   ======    ========     ========


    A  Adjustment to eliminate intercompany sales

    B Adjustment to reflect decreased research and development expenses result of expected reductions in personnel, decreased purchasing costs expected to result from greater purchasing power of the combined operations, and the elimination of intercompany purchases of Mauser from Roch

    C Adjustment to reduce selling and distribution expenses as a result of closing of facilities and resulting reductions in employees

    D Adjustment to reflect elimination of amortization of intercompany goodwill

    E Adjustment to reflect the change in interest expense resulting from the assumption or discharge of Roch and Mauser debt by Diehl in connection with the Roch and Mauser acquisition.


SIGNATURE

	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   BROWN & SHARPE MANUFACTURING COMPANY


Date:  June 9, 1994                By:     /s/ Charles A. Junkunc
                                   					 --------------------------
                                   					 Charles A. Junkunc
                                   					 Vice President and
                                   					 Chief Financial Officer